Exhibit 99.2

1 INVESTOR CALL 2Q 2023 July 25, 2023, 10:00am ET Webcast: www.smartbank.com (Investor Relations) Audio Only: 1 -833 -470 -1428 Access Code: 194833 Miller Welborn Chairman of the Board Billy Carroll President & CEO Ron Gorczynski CFO

DISCLOSURES 2 Forward-Looking Statements This presentation may contain statements that are based on management’s current estimates or expectations of future events or future results, and that may be deemed to constitute forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements on SmartFinancial Inc.’s (“SmartFinancial”) business and financial results and conditions, are not historical in nature and can generally be identified by such words as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “may,” “estimate,” and similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results of SmartFinancial to differ materially from future results expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) the risk of litigation and reputational risk associated with historic acquisition activity; (2) the risk that cost savings and revenue synergies from recently completed acquisitions may not be realized or may take longer than anticipated to realize; (3) disruption from recently completed acquisitions with customer, supplier, employee, or other business relationships; (4) our ability to successfully integrate the businesses acquired as part of previous acquisitions with the business of SmartBank; (5) changes in management’s plans for the future; (6) prevailing, or changes in, economic or political conditions, particularly in our market areas, including the effects of declines in the real estate market, inflationary pressures, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (7) increased technology and cybersecurity risks, including generative artificial intelligence risks; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (11) changes in accounting principles, policies, or guidelines; (12) changes in applicable laws, rules, or regulations; (13) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of SmartFinancial’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (14) potential impacts of the recent adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (16) the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in SmartFinancial’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website (www.sec.gov). Undue reliance should not be placed on forward-looking statements. SmartFinancial disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Statements included in this presentation include Non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of Non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses several Non-GAAP financial measures, including: (i) operating revenue, (ii) operating earnings, (iii) operating return on average assets, (iv) operating return on average shareholders’ equity, (v) return on average tangible common equity, (vi) operating return on average tangible common equity, (vii) operating efficiency ratio; (viii) tangible common equity; (ix) average tangible common equity; (x) tangible book value; (xi) operating pre-tax pre-provision earnings; (xii) operating noninterest income; (xiii) operating noninterest expense; (xiv) tangible assets; and ratios derived therefrom, in its analysis of the company's performance. Operating revenue includes the earnings from net interest income and operating noninterest income (Non-GAAP). Operating earnings excludes the following from net income: securities gains and losses, merger related and restructuring expenses, and the income tax effect of adjustments. Operating return on average assets is the annualized operating earnings (Non-GAAP) divided by average assets. Operating return on average shareholders’ equity is the annualized operating earnings (Non-GAAP) divided by average equity. Return on average tangible common equity is the annualized net income divided by average tangible common equity (Non-GAAP). Operating return on average tangible common equity is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP). The operating efficiency ratio includes an adjustment for taxable equivalent yields and excludes securities gains and losses and merger related and restructuring expenses from the efficiency ratio. Tangible common equity and average tangible common equity exclude goodwill and other intangible assets from shareholders’ equity and average shareholders’ equity. Tangible book value excludes goodwill and other intangible assets less shareholders’ equity divided by common shares outstanding. Operating pre-tax pre-provision earnings is net interest income plus operating noninterest income (Non-GAAP) less operating noninterest expense (Non-GAAP). Operating noninterest income excludes the following from noninterest income: securities gains and losses. Operating noninterest expense excludes the following from noninterest expense: prior year adjustments to salaries, merger related and restructuring expenses and certain franchise tax true-up expenses. Tangible assets excludes goodwill and other intangibles from total assets. Management believes that Non-GAAP financial measures provide additional useful information that allows investors to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Management believes these non-GAAP financial measures also enhance investors' ability to compare period-to-period financial results and allow investors and company management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

QUARTERLY HIGHLIGHTS: *SECOND QUARTER 2023*

SmartFinancial

$0.52
Diluted Operating EPS[1]

$4.7
Billion in Total Assets

12%
QoQ[2] Annualized Tang. Book Value Per Share Growth (Excluding AOCI)[1,4]

7%
QoQ Annualized Organic Loan[3] Growth

0.75%
Operating Return on Average Assets[1]

(3%)
QoQ Annualized Deposit Contraction

10.6%
Operating Return Average Tang. Common Equity[1]

79%
Loan / Deposit Ratio

71%
Operating Efficiency Ratio[1]

0.12%
Non-Performing Assets / Assets

Diluted Earnings Per Share



$0.61
$0.61
$0.68
$0.68
$0.52
$0.52
2Q22
1Q23
2Q23
GAAP EPS
Diluted Operating EPS 1

Book Value Per Share



$24.88
$18.69
$26.08
$21.34
$19.66
$26.16
$21.84
$19.78
2Q22
1Q23
2Q23
BV Per Share
TBV Per Share 1
AOCI Impact 1,4

Return on Average Assets



0.87%
0.88%
0.97%
0.97%
0.75%
0.75%
2Q22
1Q23
2Q23
GAAP ROAA
Operating ROAA 1

Return on Average Tangible Common Equity



13.0%
13.1%
14.4%
14.4%
10.6%
10.6%
2Q22
1Q23
2Q23
GAAP ROATCE
Operating ROATCE 1

Unless otherwise indicated, financial data as of or for the three months ended 6/30/23

1) *Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix*
2) *QoQ: Quarter-over-Quarter*
3) *"Loans" for purposes of this presentation includes all SmartFinancial loans and leases*
4) *AOCI: Accumulated Other Comprehensive Income*

3

SMARTFINANCIAL: *EXPANDING SOUTHEAST FRANCHISE*

SmartFinancial

$4.7
Billion in Total Assets

$3.3
Billion in Total Loans

$4.2
Billion in Total Deposits

42
Total Branches



Nashville
Knoxville
Chattanooga
Huntsville
Birmingham
Tuscaloosa
Auburn
Montgomery
Dothan
Mobile
Tallahassee
Pensacola
Panama City
SmartBank Branch Offices

Act with integrity **Be enthusiastic** **Create positivity** **Demonstrate accountability** **Embrace change**

We are building a culture where Associates thrive and are empowered to be leaders. The core values that we have established as a company help us operate in unison and have become a critical part of our culture. Our Associates are key to SmartBank's success.

We will achieve our desired position to be the Southeast's next great community bank by:

CREATING "WOW" EXPERIENCES	EXHIBITING OVER-THE-TOP ENTHUSIASM AND POSITIVITY	DELIVERING EXCEPTIONAL, PROFESSIONAL & KNOWLEDGEABLE SERVICE

Proud to be Voted a Top Workplace 6 years in a row![1]



TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021
TOP WORK PLACES 2022
knox news. knox.biz

Balance sheet and branch count represent 6/30/23 balances
1) Knox News Sentinel Top Workplaces survey

4

\ $2.0 $2.1 $2.4 $2.3 $2 $2 $2 $2 $2 $2 $2 12/31/20 12/31/21 12/31/22 6/30/23 SMBK Loans $2.5 $3.5 $3.4 $3.4 $- $1 $1 $2 $2 $3 $3 $4 $4 $5 12/31/20 12/31/21 12/31/22 6/30/23 SMBK Deposits $0.4 $0.6 $0.9 $1.0 $- $0 $0 $1 $1 $1 $1 12/31/20 12/31/21 12/31/22 6/30/23 SMBK Loans $0.3 $0.5 $0.7 $0.9 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $1 12/31/20 12/31/21 12/31/22 6/30/23 SMBK Deposits SmartBank Branch Offices Expanding Market Area Legacy Market Area Urban area Density MARKET AREA: TARGETING INDUSTRY RICH GROWTH MARKETS 5 ► Total Population: 2.8 Million ► Total Deposits: $72 Billion ► Median Income: $63 Thousand Legacy Markets 1) Legacy Markets include Chattanooga, TN, Clarke, AL, Cleveland, TN, Crossville, TN, Cookeville, TN, Fentress, TN, Huntsville, AL, Knoxville, TN, Sevierville, TN, Tullahoma, TN and Tuscaloosa, AL MSAs 2) Expanding Markets include Auburn, AL, Birmingham, AL, Dothan, AL, Fairhope, AL, Fort Walton/Destin, FL, Montgomery, AL, Mobile, AL, Nashville, TN, Panama City, FL, Pensacola, FL and Tallahassee, FL Source: S&P Market Intelligence; https://www.forbes.com/best-places-for-business Note: Expanding and Legacy market statistics based on the weighted average of the MSAs included in each area based on population; Legacy market area includes settlement and corporate balances Expanding Markets ► Total Population: 5.9 Million ► Total Deposits: $211 Billion ► Median Income: $68 Thousand Legacy Markets1 : Strong Relationships / Deep Market Penetration Expanding Markets2 : Building Talent / Growing Brand Awareness Forbes Top 200 Best Places for Business and Careers Knoxville: #86 Huntsville: #93 Chattanooga: #116 Mobile: #184 Forbes Top 200 Best Places for Business and Careers Nashville: #15 Tallahassee: #103 Pensacola: #105 Birmingham: #165 Montgomery: #191 CAGR: 5% $ in Billions, unless otherwise indicated CAGR: 13% CAGR: 45% CAGR: 51%

6 LOAN PORTFOLIO: SOLID MARKETS PROVIDING OPPORTUNITY Total Loans CAGR of 15% Since 2018 $ in Millions, unless otherwise indicated Average Loan Yield (excluding accretion & fees) Loan Composition History of Strong Organic Growth $1,775 $1,897 $2,382 $2,693 $3,254 $3,282 $3,338 5.20% 5.39% 3. 00% 4. 00% 5. 00% 6. 00% 7. 00% 8. 00% 9. 00% 10. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 2Q23 23% 23% 24% 23% 23% 28% 27% 27% 27% 26% 16% 16% 17% 17% 18% 12% 13% 12% 12% 12% 18% 18% 18% 18% 19% $2,994 $3,099 $3,254 $3,282 $3,338 2Q22 3Q22 4Q22 1Q23 2Q23 CRE, OO CRE, NOO C&I C&D Consumer RE Leases & Other

1-4 Family (NOO) 22% Resi/Comm Land Dev. 11% Resi/Comm Land 15% Multifamily 8% CRE (OO) 14% CRE (NOO) 18% Multifamily 19% Hotel & Hospitality 33% Retail Space 14% Office Space 14% Misc. 10% 7 LOAN CONCENTRATION: WELL BALANCED EXPOSURE Non-Owner Occupied CRE Exposure By Segment Highly Diversified with Seasoned Client Base Construction & Development Exposure By Type1 Closely Monitored with No Concentration Concerns 1) 1-4 Family (OO) includes owner-occupied primary and secondary residence construction loans; 1-4 Family (NOO) includes speculative and investment property residential construction loans; Resi/Comm Land Dev. includes primary, secondary, investment and commercial land development loans; Resi/Comm Land includes residential and commercial improved and unimproved land loans; Multifamily includes 5 or more residential property loans; CRE (OO) includes construction loans for owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate; CRE (NOO) includes construction loans for non owner-occupied commercial real estate including hotel & hospitality, retail, office, industrial & warehouse, self storage and other commercial real estate 2) Outstanding principal balance shown which excludes amortized costs $883 Million2 - 26% of Total Loans $397 Million2 - 12% of Total Loans Office Space Portfolio Loan Average: $1.3 Million / 1.75x DCR / 56% LTV

$5,042 $4,605 $4,808 $5,021 $5,712 0.11% 0.10% 0.10% 0.11% 0.12% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% $- $2, 000 $4, 000 $6, 000 $8, 000 2Q22 3Q22 4Q22 1Q23 2Q23 Nonperforming Loans OREO & Other Repos Nonperforming Assets / Total Assets 303% 301% 294% 287% 286% 90% 98% 94% 88% 89% 0% 50% 100% 150% 200% 250% 150% 170% 190% 210% 230% 250% 270% 290% 310% 330% 350% 2Q22 3Q22 4Q22 1Q23 2Q23 CRE Loans / Capital C&D Loans / Capital $6,588 $6,398 $6,744 $8,343 $8,438 0.22% 0.21% 0.21% 0.25% 0.25% - 0.10% 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 2Q22 3Q22 4Q22 1Q23 2Q23 Total Delinquent & Nonaccrual Loans & Leases Total Delinquent & Nonaccrual Loans & Leases / Total Loans & Leases 0.29% 0.22% 0.22% 0.26% 0.26% -0.09% 0.02% 0.03% 0.03% -0.01% - 0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 2Q22 3Q22 4Q22 1Q23 2Q23 Classified Loans and Leases / Total Loans & Leases Net Chargeoffs $21,938 $22,769 $23,334 $32,279 $32,747 0.73% 0.73% 0.72% 0.98% 0.98% 0.00% 0.50% 1.00% 1.50% 2.00% $- $2, 000 $4, 000 $6, 000 $8, 000 $10, 000 $12, 000 $14, 000 $16, 000 $18, 000 $20, 000 $22, 000 $24, 000 $26, 000 $28, 000 $30, 000 $32, 000 $34, 000 $36, 000 $38, 000 $40, 000 $42, 000 $44, 000 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance for Credit Losses (ACL) ACL / Loans HFI 8 Credit Quality Delinquent and Nonaccruals / Total Loans Nonperforming Assets Commercial Real Estate Concentration ASSET QUALITY: STRONG UNDERWRITING PAYS DIVIDENDS $ in Thousands, unless otherwise indicated Allowance Reconciliation

9 DEPOSIT PORTFOLIO: DEFENDING DEPOSIT MARKET SHARE Total Deposits Loans to Deposits Ratio of 79% $ in Millions, unless otherwise indicated Average Total Deposit Cost Deposit Composition Stability in Mix Shift 27% 28% 26% 23% 24% 23% 22% 24% 23% 22% 38% 39% 39% 42% 41% 12% 11% 11% 12% 13% $4,282 $4,280 $4,077 $4,230 $4,200 2Q22 3Q22 4Q22 1Q23 2Q23 Noninterest Demand Interest-Bearing Demand Money Market and Savings Time Deposits $1,922 $2,047 $2,805 $4,022 $4,077 $4,230 $4,200 1.56% 1.89% 0. 00% 1. 00% 2. 00% 3. 00% 4. 00% 5. 00% $- $500 $1, 000 $1, 500 $2, 000 $2, 500 $3, 000 $3, 500 $4, 000 $4, 500 2018Y 2019Y 2020Y 2021Y 2022Y 1Q23 2Q23

DEPOSIT GRANULARITY: *DIVERSIFIED CLIENT BASE*

SmartFinancial

Deposit Portfolio Statistics

Deposits:	**$4.2** Billion
Uninsured[1]:	**27%**
Avg. Balance[2]:	**~$39** Thousand
Public Funds[3]:	**$953** Million
Consumer Accts[2]:	**~68** Thousand
Commercial Accts[2]:	**~18** Thousand

Deposit Portfolio Segmentation



CONSUMER4:
$1.5 Billion / 22% Uninsured / Average Balance: $22k
Consumer 35%
Non-Public Funds (Reciprocal) 6%
Public Funds (Reciprocal) 13%
Public Funds (Collateralized) 10%
Brokered
Commercial 35%
COMMERCIAL4:
$1.5 Billion / 54% Uninsured / Average Balance: $89k
COLLATERALIZED / RECIPROCAL5:
$1.2 Billion / 0% Uninsured

1) Uninsured deposits includes all deposit balances greater than $250 thousand excluding public funds secured by pledged collateral, reciprocal deposits and brokered CDs divided by total deposits
2) Average account balances exclude reciprocal deposits and brokered CDs; commercial and consumer accounts exclude reciprocal and brokered CD accounts
3) $953 million includes all public funds including those placed in a reciprocal deposit program
4) Commercial and consumer portfolios exclude deposits from public funds sources and exclude reciprocal deposits and brokered CDs
5) Reciprocal deposits include those utilizing the CDARS and ICS programs. CDARS: Certificate of Deposit Account Registry Service, ICS: IntraFi Cash Service

10

105% 99% Peer Average SMBK 88% 79% Peer Average SMBK 11 LIQUIDITY OVERVIEW: PRUDENTLY MANAGING LIQUIDITY 1) Peer average based on most recently reported period results for each peer; peers include major exchange traded banks in the Southeast with assets between $2.0 billion and $8.0 billion 2) FRB discount window and Bank Term Funding Program borrowing capacity shown as of June 30, 2023 Source: S&P Global Loan + Securities / Deposit Ratio (Most Recent Quarter Period End) Loan / Deposit Ratio (Most Recent Quarter Period End) Other Liquidity Sources Ample Access to a Variety of Funding Robust Liquidity on Hand $1.7 Billion in Untapped Liquidity Sources $590 Million in On-Balance Sheet Liquidity 1.5x Liquidity to Uninsured Deposit Ratio 1 1 $ in Millions, unless otherwise indicated Total Amount Net Available Used Availability Current On-Balance Sheet: Cash & Cash Equiv. $239 $0 $239 Unpledged Securities 351 0 351 Available Sources of Liquidity: Fed Funds 98 0 98 FHLB 597 4 593 FRB2 378 0 378 HC LoC 35 11 24 Total Liquidity $1,698 $15 $1,683

$434 $169 $3 $25 $20 $43 $45 $64 $33 $- $100 $200 $300 $400 $500 $600 $700 UST/Agency MBS Fixed ARM CMO Fixed CMO Float Agen CMBS Small Bus Municipal Corporate $10 $9 $218 $59 $18 $10 $10 $9 $10 $30 29% 36% 39% 42% 46% $- $50 $100 $150 $200 $250 $300 $350 0% 10% 20% 30% 40% 50% 60% 70% 80% Q3 '23 Q1 '24 Q3 '24 Q1 '25 Q3 '25 Quarterly Principal Cumulative Principal Returned as % of Total 12 SECURITIES DETAIL: STRUCTURED FOR LIQUIDITY $ in Millions, unless otherwise indicated Portfolio Summary Principal Cashflow Schedule ~$300 Million Maturing by Q2 ‘24 Portfolio Mix by Par Value Risk Adverse Portfolio Designed for Liquidity $867 Million Book Value 2.37% Book Yield ($67) Million Unrealized Loss • ($44) Million in Available-for-Sale Securities (AFS) • ($23) Million in Held-to-Maturity (HTM) 4.4 Year Average Life 3.0 Year Effective Duration 68% / 32% (AFS / HTM)

$655 $543 $266 $307 $239 $813 $807 $770 $845 $824 17.0% 16.8% 16.6% 17.7% 17.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $- $200 $400 $600 $800 $1, 000 $1, 200 2Q22 3Q22 4Q22 1Q23 2Q23 Cash and Cash Equiv. Securities (AFS/HTM) Securities (AFS/HTM) / Total Assets $33,062 $36,708 $37,612 $35,982 $31,575 $7,229 $6,250 $6,981 $6,925 $7,130 $40,291 $42,958 $44,593 $42,907 $38,705 3.08% 3.29% 3.51% 3.31% 2.93% $18, 000 $23, 000 $28, 000 $33, 000 $38, 000 $43, 000 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 2Q22 3Q22 4Q22 1Q23 2Q23 Net Interest Income Operating Noninterest Income Net Interest Margin (FTE) 13 LIQUIDITY MANAGEMENT: NAVIGATING MARGIN PRESSURE Cash and Securities Margin / Operating Revenue2 1) Based on the weighted average of the AFS/HTM securities portfolio. Yields related to investment securities exempt from income taxes are stated on a taxable-equivalent basis assuming a federal income tax rate of 21.0% 2) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 2 $ in Millions, unless otherwise indicated $ in Thousands, unless otherwise indicated 2Q22 3Q22 4Q22 1Q23 2Q23 Cash Yield 0.91% 2.34% 3.81% 4.77% 4.02% Sec. Yield (AFS/HTM)1 1.73% 1.87% 2.15% 2.11% 2.30% Loans (less Accr. & Fees) 4.18% 4.48% 4.81% 5.20% 5.39% Loan Accr. & Fees 0.22% 0.11% 0.24% 0.37% 0.12% Loan Yield (incl. Accr. & Fees) 4.40% 4.59% 5.05% 5.57% 5.51% IE Asset Yield 3.39% 3.79% 4.41% 4.88% 4.82% NIM (FTE) 3.08% 3.29% 3.51% 3.31% 2.93%

INTEREST RATE SENSITIVITY

SmartFinancial

$ in Millions, unless otherwise indicated

Fixed vs. Variable Rate Loans

$2.0 Billion Fixed Rate Loans

$1.4 Billion Variable Rate Loans

- **$800** Million Short-Term Variable Rate (1 - 3 Month Reset)
- **$595** Million Long-Term Variable Rate (> 3 Month Reset)



$1,965
58%
$595
18%
$800
24%
Fixed Rate
LT Variable
ST Variable

$ in Thousands, unless otherwise indicated

Static Shock / Rate Ramp Analysis[1]



Interest Income % Change
$6,162 , 4.7%
$3,705 , 2.8%
$(3,531), -2.7%
Shock -200bps
Shock -100bps
Shock +100bps



Interest Income % Change
$3,821 , 2.9%
$2,091 , 1.6%
$(1,910), -1.5%
Ramp -200bps
Ramp -100bps
Ramp +100bps

1) Based on 12-month static rate shock and ramp analysis as of 6/30/23. These estimates of changes in SmartFinancial's net interest income require us to make certain assumptions including loan and mortgage-related investment prepayment speeds, reinvestment rate, deposit maturities and decay rates. These assumptions are inherently uncertain and, as a result, we cannot precisely predict the impact of changes in interest rates on net interest income. Although our analysis provides an indication of our interest rate risk exposure at a particular point in time, such estimates are not intended to, and do not, provide a precise forecast of the effect of changes in market interest rates and will differ from actual results

14

$7,229 $6,250 $6,981 $6,925 $7,130 2Q22 3Q22 4Q22 1Q23 2Q23 Service Charges on Deposit Accounts Mortgage Banking Income Investment Services Income Insurance Commissions Interchange Fees Other Noninterest Income 15 NONINTEREST REVENUE DETAILS: GROWING FEE INCOME Operating Noninterest Income1 Focused on Recurring Fee Income 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix Differentiated Revenue Streams Building a Family of Diversified Revenue Generators $ in Thousands, unless otherwise indicated

64% 63% 61% 64% 71% 2Q22 3Q22 4Q22 1Q23 2Q23 Operating Efficiency Ratio $25,845 $27,143 $27,461 $27,529 $27,410 2Q22 3Q22 4Q22 1Q23 2Q23 Salaries & Benefits Occupancy & Equipment Data Processing & Technology Professional Services Amortization of Intangibles Other Noninterest Expense 16 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix OPERATING EXPENSE: FOCUS ON EXPENSE CONTAINMENT Operating Efficiency Ratio1 Operating Noninterest Expense1 1 $ in Thousands, unless otherwise indicated

6.7% 6.5% 7.1% 7.2% 7.3% 2Q22 3Q22 4Q22 1Q23 2Q23 10.0% 9.7% 9.7% 10.0% 10.1% 2Q22 3Q22 4Q22 1Q23 2Q23 7.5% 7.4% 8.0% 7.9% 8.2% 2Q22 3Q22 4Q22 1Q23 2Q23 11.8% 11.4% 11.4% 11.8% 11.9% 2Q22 3Q22 4Q22 1Q23 2Q23 $14.64 $16.82 $17.92 $19.26 $19.09 $19.78 $14.84 $16.80 $17.77 $19.17 $21.18 $21.84 $8. 00 $10. 00 $12. 00 $14. 00 $16. 00 $18. 00 $20. 00 $22. 00 $24. 00 2018Y 2019Y 2020Y 2021Y 2022Y 2Q23 TBV Per Share Adj. TBV Per Share (Ex. AOCI) CAPITAL: WELL CAPITALIZED – BUILDING BOOK VALUE 1) Non-GAAP financial measure - for a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix 17 Note: Capital ratio data as of the most recent period ended 6/30/23 TCE / TA1 CET1 Ratio Total Capital Ratio Leverage Ratio Basel III Regulatory Capital Minimum To Be Considered “Well Capitalized” Building Shareholder Value Tangible Book Value Per Share (TBVPS)1 $7.01 TBVPS1 Created 2018 – 2023 (Excluding Accumulated Other Comprehensive Income) $0.08 2023 Per Share Quarterly Dividend 5% Well Capitalized 10% Well Capitalized 6.5% Well Capitalized 1 1

WHY SMARTBANK: INVESTMENT HIGHLIGHTS 18 Franchise Scarcity Value – Building Southeast Density Engaged Management Team Stable Markets Experiencing Population Expansion Valuable Deposit Base Growing Business Lines with Revenue Diversification Solid Credit Quality and Underwriting History of Defending Book Value and Delivering Shareholder Value $

APPENDIX 19

INCOME STATEMENT: *DETAILED SECOND QUARTER RESULTS*

SmartFinancial

($ in thousands, except per share data)	2Q23	1Q23	2Q22	2Q23 vs. 1Q23 % Chg.	2Q23 vs. 2Q22 % Chg.
Net Interest Income	$ 31,575	$ 35,982	$ 33,062	(12%)	(4%)
Provision for Loan & Lease losses	113	550	1,250		
Noninterest Income	7,130	6,925	7,229	3%	(1%)
Noninterest Expense	27,410	27,529	25,926	(0%)	6%
Income Tax Expense	2,346	3,328	2,900		
Net Income (GAAP)	$ 8,836	$ 11,500	$ 10,215	(23%)	(13%)
Non-GAAP Reconciliations					
Noninterest Income	-	-	-		
Noninterest Expense	-	-	81		
Income Tax Effect Of Adjustments	-	-	(21)		
Operating Earnings (Non-GAAP)	$ 8,836	$ 11,500	$ 10,275	(23%)	(14%)
Operating PTPP Earnings (Non-GAAP)	$ 11,295	$ 15,378	$ 14,446	(27%)	(22%)

Non-GAAP Performance Metrics	2Q23	1Q23	2Q22	2Q23 vs. 1Q23 % Chg.	2Q23 vs. 2Q22 % Chg.
Diluted Operating Earnings Per Share	$ 0.52	$ 0.68	$ 0.61	(23%)	(14%)
Tangible Book Value Per Common Share	$ 19.78	$ 19.66	$ 18.69	1%	6%
Operating Return on Average Assets	0.75%	0.97%	0.88%		
Operating PTPP Return on Average Assets	0.96%	1.30%	1.23%		
Operating Return on Average Tang. Common Equity	10.6%	14.4%	13.1%		
Operating Efficiency Ratio	70.6%	64.0%	63.9%		

Note: For a reconciliation of Non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix; percentage change may differ due to rounding

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NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2Q23	1Q23	4Q22	3Q22	2Q22
Operating Earnings					
Net Income (GAAP)	$ 8,836	$ 11,500	$ 13,004	$ 11,543	$ 10,215
Noninterest Income:					
Securities (Gains) Losses	-	-	(144)	-	-
Noninterest Expenses:					
Merger Related And Restructuring Expenses	-	-	(45)	87	81
Income Taxes:					
Income Tax Effect Of Adjustments	-	-	49	(22)	(21)
Operating Earnings (Non-GAAP)	$ 8,836	$ 11,500	$ 12,864	$ 11,608	$ 10,275
Operating Earnings Per Common Share (Non-GAAP):					
Basic	$ 0.53	$ 0.69	$ 0.77	$ 0.69	$ 0.61
Diluted	0.52	0.68	0.76	0.69	0.61
Operating Noninterest Income					
Noninterest Income (GAAP)	$ 7,130	$ 6,925	$ 7,125	$ 6,250	$ 7,229
Securities (Gain) Losses	-	-	(144)	-	-
Operating Noninterest Income (Non-GAAP)	$ 7,130	$ 6,925	$ 6,981	$ 6,250	$ 7,229
Operating Noninterest Expense					
Noninterest Expense (GAAP)	$ 27,410	$ 27,529	$ 27,416	$ 27,230	$ 25,926
Merger Related And Restructuring Expenses	-	-	45	(87)	(81)
Operating Noninterest Expense (Non-GAAP)	$ 27,410	$ 27,529	$ 27,461	$ 27,143	$ 25,845
Operating Revenue					
Net Interest Income (GAAP)	$ 31,575	$ 35,982	$ 37,612	$ 36,708	$ 33,062
Operating Noninterest Income (Non-GAAP)	7,130	6,925	6,981	6,250	7,229
Operating Revenue (Non-GAAP)	38,705	42,907	44,593	42,958	40,291
Operating Pre-Tax Pre-Provison ("PTPP") Earnings					
Operating Revenue (Non-GAAP)	$ 38,705	$ 42,907	$ 44,593	$ 42,958	$ 40,291
Operating Noninterest Expense (Non-GAAP)	(27,410)	(27,529)	(27,461)	(27,143)	(25,845)
Operating PTPP Earnings (Non-GAAP)	$ 11,295	$ 15,378	$ 17,132	$ 15,815	$ 14,446
Non-GAAP Return Ratios					
Operating Return On Average Assets (Non-GAAP)[1]	0.75%	0.97%	1.10%	0.96%	0.88%
Operating PTPP Return On Average Assets (Non-GAAP)[2]	0.96%	1.30%	1.46%	1.30%	1.23%
Return On Average Tangible Common Equity (Non-GAAP)[3]	10.57%	14.45%	16.65%	14.36%	13.02%
Operating Return On Average Shareholders' Equity (Non-GAAP)[4]	7.98%	10.79%	12.15%	10.83%	9.82%
Operating Return On Average Tangible Common Equity (Non-GAAP)[5]	10.57%	14.45%	16.47%	14.44%	13.09%
Operating Efficiency Ratio					
Efficiency Ratio (GAAP)	70.82%	64.16%	61.28%	63.39%	64.35%
Adjustment For Taxable Equivalent Yields	(0.18%)	(0.14%)	(0.22%)	(0.25%)	(0.27%)
Adjustment For Securities Gains (Losses)	-	-	(0.20%)	-	-
Adjustment For Merger Expenses	-	-	0.50%	(0.21%)	(0.20%)
Operating Efficiency Ratio (Non-GAAP)	70.64%	64.02%	61.36%	62.93%	63.88%

1. Operating return on average assets (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average assets.
2. Operating PTPP return on average assets (Non-GAAP) is the annualized operating PTPP earnings (Non-GAAP) divided by average assets.
3. Return on average tangible common equity (Non-GAAP) is the annualized net income divided by average tangible common equity (Non-GAAP).
4. Operating return on average shareholders' equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average shareholder equity.
5. Operating return on average tangible common equity (Non-GAAP) is the annualized operating earnings (Non-GAAP) divided by average tangible common equity (Non-GAAP).

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NON-GAAP RECONCILIATION

SmartFinancial

$ in Thousands, unless otherwise indicated

	2Q23	1Q23	4Q22	3Q22	2Q22
Tangible Common Equity:					
Shareholders' Equity (GAAP)	$ 444,847	$ 443,399	$ 432,452	$ 414,711	$ 420,427
Less Goodwill And Other Intangible Assets	108,439	109,114	109,772	110,460	104,582
Tangible Common Equity (Non-GAAP)	$ 336,408	$ 334,285	$ 322,680	$ 304,251	$ 315,845
Average Tangible Common Equity:					
Average Shareholders' Equity (GAAP)	$ 444,283	$ 432,382	$ 420,037	$ 425,365	$ 419,726
Less Goodwill And Other Intangible Assets	108,851	109,537	110,206	106,483	104,986
Average Tangible Common Equity (Non-GAAP)	$ 335,432	$ 322,845	$ 309,831	$ 318,882	$ 314,740
Tangible Book Value Per Common Share:					
Book Value Per Common Share (GAAP)	$ 26.16	$ 26.08	$ 25.59	$ 24.56	$ 24.88
Adjustment Due To Goodwill And Other Intangible Assets	(6.38)	(6.42)	(6.50)	(6.54)	(6.19)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.78	$ 19.66	$ 19.09	$ 18.02	$ 18.69
Tangible Common Equity To Tangible Assets:					
Total Assets	$ 4,745,800	$ 4,769,805	$ 4,637,498	$ 4,796,911	$ 4,788,113
Less Goodwill And Other Intangibles	108,439	109,114	109,772	110,460	104,582
Tangible Assets (Non-GAAP)	$ 4,637,361	$ 4,660,691	$ 4,527,726	$ 4,686,451	$ 4,683,531
Tangible Common Equity To Tangible Assets (Non-GAAP):	7.25%	7.17%	7.13%	6.49%	6.74%

	2Q23	1Q23	4Q22	3Q22	2Q22
Tangible Common Equity (Excluding AOCI):					
Shareholders' Equity (GAAP)	$ 444,847	$ 443,399	$ 432,452	$ 414,711	$ 420,427
Less Goodwill And Other Intangible Assets	108,439	109,114	109,772	110,460	104,582
Tangible Common Equity (Non-GAAP)	$ 336,408	$ 334,285	$ 322,680	$ 304,251	$ 315,845
Less Adjustment Due to AOCI (Loss)	(35,017)	(28,620)	(35,324)	(40,807)	(24,648)
Tangible Common Equity (Excl. AOCI) (Non-GAAP)	$ 371,425	$ 362,905	$ 358,004	$ 345,058	$ 340,493
Tangible Book Value Per Common Share (Excluding AOCI):					
Book Value Per Common Share (GAAP)	$ 26.16	$ 26.08	$ 25.59	$ 24.56	$ 24.88
Adjustment Due To Goodwill And Other Intangible Assets	(6.38)	(6.42)	(6.50)	(6.54)	(6.19)
Tangible Book Value Per Common Share (Non-GAAP)[1]	$ 19.78	$ 19.66	$ 19.09	$ 18.02	$ 18.69
Less Adjustment Due to AOCI (Loss)	(2.06)	(1.68)	(2.09)	(2.42)	(1.46)
Tangible Book Value Per Common Share (Excl. AOCI) (Non-GAAP)[1][2]	$ 21.84	$ 21.34	$ 21.18	$ 20.43	$ 20.15

1. *Tangible book value per share (Non-GAAP) is computed by dividing total stockholder's equity, less goodwill and other intangible assets, by common shares outstanding.*
2. *Totals may not add due to rounding*

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CONTACT 23 Billy Carroll President & CEO 865.868.0613 Billy.Carroll@smartbank.com Miller Welborn Chairman 423.385.3067 Miller.Welborn@smartbank.com 5401 Kingston Pike, Suite 600 Knoxville, TN 37919 Ron Gorczynski Chief Financial Officer 865.437.5724 Ron.Gorczynski@smartbank.com

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